UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2013

MEMC Electronic Materials, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	1-13828 (Commission File Number)	56-1505767 (I.R.S. Employer Identification Number)

501 Pearl Drive (City of O'Fallon) St. Peters, Missouri (Address of principal executive offices)	63376 (Zip Code)

(636) 474-5000 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On May 13, 2013, MEMC Electronic Materials, Inc. ("MEMC" or the “Company”) will conduct a conference call and make a webcast presentation at a Capital Markets Day conference being held by the Company for financial analysts and institutional investors.  Interested parties are invited to listen to the event via a live internet broadcast on the Company’s website at www.memc.com beginning at 8:00 a.m. Pacific Time.  A copy of a press release issued in connection with Capital Markets Day is filed with this Form 8-K as Exhibit 99.1 and incorporated by reference into this Form 8-K. The slide presentation to be made during this Capital Markets Day conference call and webcast is also filed herewith as Exhibit 99.2 and incorporated herein by this reference. All information contained in Exhibit 99.2 is presented as of the date referenced therein, and the Company does not undertake any obligation to, and disclaims any duty to, update any of the information provided.

In the presentation, MEMC makes reference to certain historical non-GAAP financial measures previously presented by the
Company in its quarterly earnings releases furnished as Exhibits to Form 8-Ks, including non-GAAP revenue, non-GAAP sales, non-GAAP operating income (loss) and non-GAAP gross margin.  Reconciliations of these non-GAAP measures to the directly comparable GAAP measure are provided in the earnings releases furnished with the Company's Form 8-Ks filed on February 13, 2013, November 7, 2012, August 8, 2012, May 9, 2012 and February 15, 2012, and are incorporated herein by this reference.  Each of these Form 8-Ks and copies of these reconciliations are available on the Company's website under the Investor Relations tab.

These non-GAAP measures include adjustments to revenue in the Company’s Solar Energy (SunEdison) segment from direct sales of solar energy systems where we have received upfront partial payments and, absent real estate accounting requirements, we would have recognized revenues under the percentage of completion accounting method. The non-GAAP measures also include adjustments to non-GAAP revenue and/or profit deferred related to SunEdison’s maximum exposure for power warranties, system uptime guarantees and breach of contract provisions offered to the direct sale customers for these systems that are considered continuing involvement by SunEdison in the sold solar energy systems. This revenue is not recognized as of the reporting date under GAAP real estate accounting rules because the solar energy systems are considered integral to the real estate on which they were built. Absent real estate accounting requirements, deferred revenues related to continuing involvement would be recognized under GAAP during the reporting period because SunEdison has historically experienced minimal losses related to these guarantees. For these direct sales, the sales contracts have been executed and SunEdison has either received payment in full or maintains a valid and legal note receivable for the full sales price that SunEdison expects to collect within a short period after completion of the project.
The non-GAAP measures also include revenue related to SunEdison sale-leaseback transactions accounted for as financings. This includes cash received for the legal sale of the solar energy system to the purchaser that will not be recognized as revenue under GAAP. Non-GAAP operating income (loss) includes the upfront cash margin in an amount equal to the difference between (a) the cash received as of the reporting date from SunEdison’s financing partners in sale-leaseback transactions considered financings and (b) SunEdison’s total costs to construct the solar energy systems sold under the sale-leaseback transactions. These sale-leaseback transactions are classified as financing transactions under GAAP because the system is considered integral to the land or building on which it resides and because SunEdison has continuing involvement with the system through a purchase option. This system development margin will be recognized under GAAP upon termination of the related lease through the non-cash extinguishment of the debt offset by any remaining net book value of the solar energy system asset.
The Company believes that these non-GAAP measures represent important internal measures of performance for the SunEdison business, and better reflect SunEdison’s results from operations and near-term cash flows. Accordingly, where these measures are provided, it is done so that investors have the same financial data that management uses to evaluate the operational and financial performance of the SunEdison business. MEMC management uses these measures to manage the SunEdison business because it believes these measures are more representative of the operational health and performance of that business. These non-GAAP measures should not be considered as a substitute for, and should only be read in conjunction with, measures of financial performance prepared in accordance with GAAP and the reconciliation of each non-GAAP measure to the directly comparable GAAP measure set forth in the press release.
The presentation also refers to the Company’s EBITDA margin for 2010, 2011 and 2012. EBITDA is a non-GAAP disclosure consisting of net income (loss) attributable to MEMC stockholders plus interest expense, net, depreciation and amortization and provision for income taxes. The Company believes that EBITDA is useful to an investor in evaluating the Company’s operating performance and liquidity because (i) it is widely used to measure a company’s operating performance without regard to items such as depreciation and amortization, which can vary depending upon accounting methods and the book value of assets, (ii) it presents a meaningful measure of corporate performance exclusive of the Company’s capital structure and the method by which the assets were acquired, and (iii) it is a widely accepted financial indicator of a company’s ability to service its debt, as the

Company is required to comply with certain covenants and limitations that are based on variations of EBITDA in the Company’s financing documents.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits            Item
99.1            Press Release dated March 13, 2013.
99.2            Slide Presentation to be made at Capital Markets Day Conference on May 13, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEMC ELECTRONIC MATERIALS, INC.
Date:	March 13, 2013	By:	/s/ Bradley D. Kohn
Name: Bradley D. Kohn Title: Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Number	Item
99.1	Press Release dated March 13, 2013.
99.2	Slide Presentation to be made at Capital Markets Day Conference on May 13, 2013.